Exhibit 13.1

PRINCIPAL EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Sherif Foda, Chief Executive Officer of National Energy Services Reunited Corp. (the “Company”), hereby certify, to my knowledge, that:

1.	the Company’s Annual Report on Form 20-F for the year ended December 31, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2019

By:	/s/ Sherif Foda
Name:	Sherif Foda
Title:	Chief Executive Officer